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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 12, 2001



                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                      0-21587                  61-1308435
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)


                              2300 Resource Drive
                          Birmingham, Alabama  35242
                   (Address of principal executive offices)


                                (205) 981-2800
             (Registrant's telephone number, including area code)

________________________________________________________________________________


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Item 5.  Other Events


On April 11, 2001, PJ America, Inc., a Delaware Corporation (the "Company") announced advisors. The Special Committee of the Board of Directors engaged Banc of America Securities LLC and Akin, Gump, Strauss, Hauer & Feld L.L.P to act as financial and legal advisors respectively in connection with the Committee's review of the previously announced tender offer proposal.

The Special Committee is chaired by David G. Lloyd. The other members of the committee are Kim V. Knapp and Terrance A. Smith.


Exhibit No.     Description of Exhibit
-----------     ----------------------
   99           PJ America, Inc. Press Release dated April 11, 2001 announcing advisors.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PJ AMERICA, INC.




Date:  April 12, 2001                 By   /s/  D. Ross Davison
                                        ----------------------------
                                             D. Ross Davison
                          Vice President Administration, Chief Financial Officer
                               And Treasurer (Principal Financial Officer)